SECOND AMENDMENT TO
CREDIT AGREEMENT

        THIS SECOND AMENDMENT made as of the 17th day of November, 2003, by and between BIOANALYTICAL SYSTEMS, INC. ("Borrower") and THE PROVIDENT BANK ("Bank");

W I T N E S S E T H:

        WHEREAS, as of October 29, 2002, the parties hereto entered into a certain Credit Agreement, as amended (as amended, the “Agreement”); and

        WHEREAS, the parties desire to amend the Agreement to extend the time period to sell Borrower’s Baltimore real estate, subject to the terms contained herein;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

Section 5.    Covenants

        5.2.        Affirmative Covenants.

5.2.18 Sale of Real Estate. Section 5.2.18 of the Agreement is hereby amended by substituting the following new Section 5.2.18 in lieu of the existing Section 5.2.18:

5.2.18 Sale of Real Estate. Not later than December 31, 2004, cause the Baltimore, Maryland real estate acquired in the Approved PKL Acquisition to be sold for fair market value.

PART II.    CONTINUING EFFECT

        Except as expressly modified herein:

        (a)        All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

(b) The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrower; and

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 1

(c) Capitalized terms used in this Second Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

        In consideration hereof, Borrower represents, warrants, covenants and agrees that:

        (aa)         Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

        (bb)        There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

        (cc)        Except as expressly waived in this Second Amendment, there has not occurred any Default or Unmatured Default; and

        (dd)        After giving effect to this Second Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

        IN WITNESS WHEREOF, Borrower and Bank have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

“BORROWER” BIOANALYTICAL SYSTEMS, INC. By: /s/ Peter T. Kissinger Its: Chairman & CEO “BANK” THE PROVIDENT BANK By: /s/ Jeffrey A. Salesman Its: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 2

PARTICIPANT’S CONSENT

        The undersigned, the “Participant” under that certain Participation Agreement dated as of October 29, 2002 between the The Provident Bank (the “Bank”) and the undersigned, hereby consents to the execution and delivery by the Bank and Bioanalytical Systems, Inc. of the attached Second Amendment to Credit Agreement and further consents to the terms contained therein. The undersigned further agrees that the obligations of the undersigned under the Participation Agreement are hereby ratified, confirmed and reaffirmed in all respects.

        IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officer duly authorized as of the 17th day of November, 2003.

FIFTH THIRD BANK, INDIANA By: /s/ M. Anderson Its: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 3